© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 4 . A l l r i g h t s r e s e r v e d . Targeted Therapy Delivered www.lisata.com Corporate Presentation | February 29, 2024 Nasdaq: LSTA Exhibit 99.2

2 Forward-looking statements advisory This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, target and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the long-term success of Lisata’s recently completed merger (the “Merger”) with Cend Therapeutics, Inc. (“Cend”), including the ongoing integration of Cend’s operations; Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover, develop and commercialize novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the extent to which any future public health crisis and their long-term effects may impact, directly or indirectly, Lisata’s business, including our clinical trials and financial condition, the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; potential underperformance of Lisata’s business following the Merger as compared to management’s initial expectations; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on February 29, 2024, and in other documents filed by Lisata with the Securities and Exchange Commission. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward- looking statements, whether as a result of new information, future events or otherwise.

Company Overview Lisata at a Glance 3

A clinical stage therapeutics development company rapidly advancing a novel solid tumor targeting and penetration technology to improve the efficacy of anti-cancer drugs Seasoned management with successful international drug development experience and expertise Proprietary field- leading technology in underserved global indications Multiple projected product and business milestones over the next 24 months Platform technology “validated” by existing partnerships with potential for many others Projected cash runway into early 2026, funding all development programs through to data Company Overview 4 Lisata Therapeutics (Nasdaq: LSTA)

Therapeutic Focus and Rationale Problem, Solution and Approach 5

Improved solid tumor cancer treatment is a vital global need Therapeutic Focus and Rationale 6 2022 20 million new cases2 9.7 million deaths 2050 35 million new cases2 18.5 million deaths 77% In 2023, in the U.S. alone, there were ~2 million newly diagnosed cancer cases, with solid tumors comprising over 90% of these newly reported cases1 1 https://seer.cancer.gov/statfacts/html/common.html; data retrieved November 2, 2023. 2 https://gco.iarc.who.int/tomorrow/en/dataviz/tables?mode=population&years=2050&types=1&populations=903_904_905_908_909_935_900; data retrieved Feb 12, 2024. Examples of solid tumor cancers include cancers of the lung, breast, pancreas, liver, bile duct, kidneys, ovaries, brain, colon, prostate, esophagus, and head & neck projected

Targeting and penetrating tumors present distinct challenges • Tumor stroma acts as a physical barrier, limiting the penetration and distribution of anti-cancer agents into the tumor • Tumor microenvironment (TME) immunosuppressive cells contribute to tumor resistance and/or metastases • Prolonged or escalated dosing of non-targeted anti-cancer therapy generally leads to intolerable off-target side effects 7 Therapeutic Focus and Rationale Current solid tumor treatments are suboptimal

 RGD peptides can target tumor cells, but do not enhance penetration and delivery of therapeutic agents  Internalizing RGD peptides (iRGDs) combine targeting and penetration enhancement  LSTA1 (certepetide) is an iRGD that exploits the C-end Rule (CendR) active transport mechanism to target solid tumors and enhance tumor penetration  LSTA1 is in clinical development as a tumor targeting and penetration enhancer for solid tumor treatment Targeted penetration technology enhances drug delivery to solid tumors Therapeutic Focus and Rationale 8 Leveraging the CendR transport mechanism to improve solid tumor treatment

 LSTA1 converts tumor stroma from a barrier to a conduit for anti-cancer drugs  LSTA1 is agnostic to the modality of the companion anti-cancer therapy • Mechanism effective with co-administered or molecularly bound (tethered) anti-cancer therapies • Co-administration presents an initial streamlined development path to registration • Tethering creates a new chemical entity providing prolonged compound exclusivity  LSTA1 combats resistance and metastases1 • Preclinical data demonstrate that in highly fibrotic tumors, LSTA1 selectively depletes immunosuppressive T cells, enhances cytotoxic T cells and inhibits the metastatic cascade 1Sugahara, et al. Mol Cancer Ther; 14(1) January 2015; Hamilton, et al., J MolMed. April 2015; and Miyamura, et al., bioRxiv. May 2023. Therapeutic Focus and Rationale LSTA1 promises optimized solid tumor treatment 9

LSTA1 development strategy is composed of two main pillars  Pursue rapid global registration in pancreatic ductal adenocarcinoma (mPDAC), initially combined with gemcitabine/nab- paclitaxel standard-of-care (SoC) • Phase 2b 100% enrolled  Demonstrate LSTA1 effectiveness when combined with a variety of SoC regimens (e.g., chemotherapy, immunotherapy, etc.) in a variety of solid tumor cancers • Multiple Phase 1b/2a studies underway Therapeutic Focus and Rationale 10

Partnerships Noteworthy existing relationships and potential for many more 11

Existing partnerships support LSTA1 promise and broad applicability Strategic partnership in China with Qilu Pharmaceutical  Exclusive rights to LSTA1 in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities/costs in licensed territories • Strategy and activities under the auspices of a Joint Steering Committee with Lisata executives  Potential for up to $221 million to Lisata for milestones & tiered double-digit royalties on sales Clinical development alliances exploring combinations with chemo- & immunotherapy  LSTA1/gemcitabine/nab-paclitaxel treatment regimen with AGITG (AUS & NZ)  LSTA1/gemcitabine/nab-paclitaxel treatment regimen ± durvalumab with WARPNINE (AUS)  LSTA1/FOLFIRINOX treatment regimen ± nivolumab with WARPNINE (AUS) Additional partnership opportunities exist for many combinations with LSTA1 in a variety of solid tumor indications Partnerships 12

LSTA1 Strong Scientific Foundation and Rationale 13

LSTA1 - Strong Scientific Foundation and Rationale

LSTA1 Selective Tumor Targeting & Penetration Mechanism of Action

A) *Integrin binding* | **B) *Proteolytic cleavage*** | **C) *Neuropilin-1 binding*** | **D) *Transcytosis***


LSTA1 (certepetide)
αvβ3
β5
NRP1
CendR Peptide Fragment
Cleavage
αvβ3
β5
NRP1
CendR Fragment
αvβ3
β5
NRP1
Co-administered anti-cancer drugs
Gap junction opening
CendR Transport Mechanism
Tumor or Tumor Vascular Endothelial Cell

A) LSTA1: 9 amino acid cyclic peptide; high binding specificity and affinity to αvβ3/β5 integrins that are upregulated on tumor endothelial cells and tumor cells

B) Once bound to αvβ3 & β5 integrins, LSTA1 is cleaved by proteases in the tumor microenvironment, releasing a C-end Rule (CendR) linear peptide fragment

C) The CendR fragment then binds to an adjacent receptor, neuropilin-1 (NRP1), activating the CendR transport pathway[1] and triggering penetration into the tumor tissue

D) Activation of the CendR transport mechanism triggers:

1) Tumor penetration of circulating moieties including unbound LSTA1 & co-administered anti-cancer drugs

2) Opening intratumoral gap junctions enhancing extravasation of immune cells

[1] Ding et al., Nature Comm, 2019.

14

LSTA1 selectively and efficiently facilitates intratumoral penetration Whole body imaging of mice with pancreatic ductal adenocarcinoma (arrow) dosed with Fluorescent Quantum Dots (FQDs) with and without LSTA1 1 Braun et al., Nature Mater. 2014. 2 Liu, Braun et al., Nature Comm. 2017.  Etching solution quenches fluorescence in circulation  LSTA1 provides targeted tumor penetration LSTA1 + FQD + Etching solutionFQD + Etching solution 15 LSTA1 - Strong Scientific Foundation and Rationale

LSTA1 - Strong Scientific Foundation and Rationale

LSTA1/iRGD activity & broad applicability consistently demonstrated

Sampling of >350 scientific publications showing augmentation effects

Lung cancer + gemcitabine

Zhang, et al., *Plos One*, 2015


PBS
iRGD
Gemcitabine
Gemcitabine+iRGD
Tumor volume (mm³)
Days

Breast cancer + nanoparticle Abraxane

Sugahara, et al., *Science*, 2010


PBS
ABX
iRGD-ABX (conjugate)
iRGD + ABX (combination)
Tumor volume (mm³)
Days of treatment

Breast cancer + Herceptin®

Sugahara, et al., *Science*, 2010


PBS
Herceptin 3 mg/kg
Herceptin 3 mg/kg + iRGD
Herceptin 9 mg/kg
Herceptin 9 mg/kg + iRGD
iRGD
Tumor volume (mm³)
Days of treatment

PDAC + irinotecan nanoparticles

Liu X et al., J Clin Invest, 2017


Ir-silicasome + iRGD
Ir-silicasome
iRGD
PBS
Survival rate (%)
Days

Orthotopically transplanted KPC PDAC tumors iRGD + irinotecan nanoparticles (i.v. co-admin)

PDAC + gemcitabine

Hurtado de Mendoza et al, Nature Comms, 2021


iRGD Gem
Gem only
(•: censored)
(p = 0.0197)
Percent survival
Days

KPC mice genetically engineered to develop PDAC iRGD + gemcitabine (i.v. co-admin)

GI cancer + adoptive cell therapy

Ding, et al., *Nature*, 2019


Control
IL-2
CTL
CTL+iRGD
CTL-iRGD
PD1-KO-CTL
PD1-KO-CTL+iRGD
PD1-KO-CTL-iRGD
Tumor volume (mm3)
Days post tumor challenge (days)

16

N= # of study participants Median Overall Survival Median Progression-Free Survival Objective Response Rate Complete Response Partial Response Stable Disease Progressive Disease Disease Control Rate 16 weeks CA19-9 >20% drop Gemcitabine + Nab-paclitaxel2 N=431 8.5 mos. 5.5 mos. 23% (99) 0.2% (1) 23% (98) 27% (118) 20% (86) 48% 61% Endpoints 1 Europe Is Facing a Pancreatic Cancer Emergency - Medscape - January 25, 2024. 2 Von Hoff D, et al., New England Journal of Medicine, 2013. 3 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022. N=31 13.2 mos. 9.7 mos. 59% (17) 3.4% (1) 55% (16) 31% (9) 10.3% (3) 79% 96% LSTA1 + Gemcitabine + Nab-paclitaxel3 17 LSTA1 - Strong Scientific Foundation and Rationale LSTA1 Phase 1b/2a results: Compelling improvement of SoC efficacy LSTA1 well- tolerated, no dose- limiting toxicities; safety of LSTA1 + SoC consistent with SoC alone First-line, mPDAC patients from 3 sites in Australia  By 2030, pancreatic cancer is predicted to become the second most common cause of cancer mortality1  Only 3% of people diagnosed with pancreatic cancer will survive for 5 years  Life expectancy at the time of diagnosis is just 4.6 months Pancreatic Cancer Stats:

1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 1.0 3.0 5.0 7.0 9.0 11.0 13.0 Median Overall Survival (Months) Median Progression Free Survival (Months) M on th s Gemcitabine + Nab-Paclitaxel (CEND1-001) Gemcitabine + Nab-Paclitaxel + LSTA1 13.2 months 8.5 months 5.5 months 9.7 months 55% Improvement in median OS 76% Improvement in median PFS LSTA1 Phase 1b/2a results: Improved survival vs. SoC alone LSTA1 - Strong Scientific Foundation and Rationale 18 1 2

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Complete Response Partial Response Objective Response Rate Disease Control Rate at 16 weeks CA19-9 >20% drop Gemcitabine + Nab-Paclitaxel (CEND1-001) Gemcitabine + Nab-Paclitaxel + LSTA1 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 59% 23% 3.4%0.1% 55% 23% 48% 79% 61% 96% 19 LSTA1 Phase 1b/2a results: Consistent improvement across associated endpoints LSTA1 - Strong Scientific Foundation and Rationale 1 2

LSTA1 - Strong Scientific Foundation and Rationale

Growing evidence of LSTA1 activity in other solid tumors

LSTA1 potentiated a complete response in metastatic gastroesophageal adenocarcinoma

- 53 y/o male diagnosed with metastatic gastroesophageal adenocarcinoma in June 2022 with significant (> 5cm) nodal metastases
- Commenced neoadjuvant chemotherapy with radiotherapy including FOLFIRINOX and pembrolizumab resulting in partial response
- At cycle 7 – LSTA1 was added to the FOLFIRINOX/pembrolizumab regimen
- After cycle 18 – Patient underwent an exploratory laparoscopy for surgical resection – **no disease present** – only scar tissue


PET scan June 2022
PET scan September 2022
53Y
7/06/2022
53Y
STUDY 9/08/2022
R

Reduction in FDG activity demonstrated[1]

[1] Buck, K.K, Dean, A., McSweeney, T. LSTA1 Potentiates Complete Response in Metastatic Gastroesophageal Adenocarcinoma. Oncol Cancer Case Rep. 2023, 9(6), 001-003

20

LSTA1 Clinical Development Portfolio Fast Track (PDAC - USA) Orphan Drug designated (PDAC – USA/EU & GBM – USA) 21

 Orphan Drug Designation • Incentives such as tax credits, marketing exclusivity, fee waivers and grant eligibility to support clinical trials • Specialized regulatory assistance from FDA's Office of Orphan Products Development (OOPD)  FDA Fast Track Designation • More frequent communication with and program-specific guidance from FDA • Eligible for Accelerated Approval, Priority Review and Rolling Review LSTA1 – Clinical Development Portfolio Implications of Fast Track and Orphan Drug designations 22

LSTA1 – Clinical Development Portfolio

LSTA1 capital efficient development plan; shared costs & selective geography

Partners/Sponsors	Region	Indication and Test Articles	Status
AGITG/Lisata	Australia & New Zealand	**First-line mPDAC** Gemcitabine/nab-paclitaxel with LSTA1 or placebo N=158	Phase 2b (**ASCEND**) Placebo-controlled *Enrollment complete; patients in follow-up*
Lisata	USA, Canada, EU and Asia	**Various Solid Tumors** Standard of Care with LSTA1 or placebo N=80	Phase 2a (**BOLSTER**) Placebo-controlled *Enrolling*
KUCC/Lisata	USA	**Pancreatic, Colon, & Appendiceal Cancers** LSTA1 + FOLFIRINOX + panitumumab* N=50	Phase 1b/2a (**CENDIFOX**) Open-label *Enrolling*
Qilu/Lisata	China	**First-line mPDAC** Gemcitabine/nab-paclitaxel + LSTA1 N=41	Phase 1b/2a Open-label *Enrollment complete*
WARPNINE/Lisata	Australia	**Locally advanced, non-resectable PDAC** Durvalumab/gemcitabine/nab-paclitaxel + LSTA1 N=30	Phase 1b/2a (**iLSTA**) Open-label *Enrolling*

**Panitumumab may be added for colorectal or appendiceal patients without Ras mutation*

23

LSTA1 – Clinical Development Portfolio

LSTA1 capital efficient development plan; shared costs & selective geography

Partners/Sponsors	Region	Indication and Test Articles	Status
Tartu University Lisata	Estonia & Latvia	**First-line Glioblastoma Multiforme (GBM)** Temozolomide +/- LSTA1 N=30	Phase 2a Placebo-controlled *Enrolling*
UCSD/Columbia University/Lisata	USA	**Peritoneal Carcinomatosis (Colon & Ovarian)** LSTA1 + HIPEC* intraoperative intraperitoneal lavage N=21	Phase 1b/2a Open-label *Enrolling*
Qilu/Lisata	China	**First-line mPDAC** Gemcitabine/Nab-paclitaxel + LSTA1 N=TBD	Phase 2 Placebo-controlled *Pending initiation*
WARPNINE/Lisata	Australia	**Locally advanced, non-resectable Gastroesophageal Adenocarcinoma** Nivolumab/FOLFIRINOX + LSTA1 N=40	Phase 1b/2a (**iGoLSTA**) Open-label *Pending initiation*

**Hyperthermic intraperitoneal chemotherapy*

24

Development Milestones 25

Development Milestones

A wealth of anticipated key milestones



2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
ASCEND [AUS, NZ]
First-line mPDAC
Enrolling
Futility analysis
Cohort A
Topline data
Final PFS/OS
data
BOLSTER Trial [USA]
Various solid tumors
(Basket Trial)
Enrolling
OS data
CENDIFOX [USA]
Pancreatic, Colon and
Appendiceal Cancers
Enrolling
PDAC
Cohort
Colon/Appendiceal
Cohorts
PDAC
1st year data
Colon/Appendiceal
1st year data
Qilu: Phase 1b/2a [CHN]
First-line mPDAC
Preliminary PFS data
Final
data
iLSTA [AUS]
Non-resectable mPDAC
Enrolling
Final 6-month
PFS/OS data

First patient in | Last patient in | Interim Analysis | Data | Final data | Milestone Achieved

- PFS: Progression-free Survival
- OS: Overall Survival
- ORR: Objective Response Rate

26

A wealth of anticipated key milestones (contd.) 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Phase 2a [EST] First-line GBM Phase 1b/2a [USA] Peritoneal Carcinomatosis Qilu: Phase 2 [CHN] First-line mPDAC Final PFS/OS data Tumor Penetration data Final data ORR data Enrolling Enrolling • PFS: Progression-free Survival • OS: Overall Survival • ORR: Objective Response Rate First patient in Last patient in Interim Analysis Data Final data Milestone Achieved 27 Development Milestones

Financial Highlights 28

Capital projected to fund all clinical programs to data Financial Highlights 29 $50.5M Cash & Investments As of 12/31/2023 $0 Debt 1Q2026 Projected Cash Runway Into Common Shares Outstanding (12/31/2023): 8.1 million shares Options Outstanding (12/31/2023): Exercise Price: $0.02 - $4.22 = 1,084,000 shares Exercise Price: > $4.22 = 239,000 shares 1.3 million shares Warrants Outstanding (12/31/2023): Weighted Average Exercise Price: $42.51 1.4 million shares

Strong Investment Rationale 30

* As of 12/31/2023; includes investments Key factors supporting investment in Lisata Therapeutics 31 Strong Investment Rationale PEOPLE Seasoned management with successful international development experience and expertise TECHNOLOGY Proprietary field-leading technology in underserved global indications MILESTONES Multiple projected product and business milestones over the next 24 months CAPITAL $50.5 million cash*- no debt; Development funded through critical data milestones PARTNERING Platform technology “validated” by existing partnerships with potential for many others

© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 4 . A l l r i g h t s r e s e r v e d . Investor Relations Contact: John D. Menditto VP, IR & Corporate Communications o: (908) 842-0084 | e: jmenditto@lisata.com Nasdaq: LSTA | www.lisata.com Targeted Therapy Delivered

Appendix 33

Appendix

LSTA1 capital efficient development plan; shared costs & selective geography

Development Partner(s) [Development Venue]	Indication and Trial Product/Comparator	Stage of Development	Strategic Rationale
Lisata/AGITG [Australia/New Zealand]	**First-line mPDAC;** Gemcitabine/nab-paclitaxel with LSTA1 or placebo	Phase 2b (ASCEND)	Corroborate Phase 1b results in a placebo-controlled trial and evaluate 2 dose regimens of LSTA1 for dose optimization
Lisata [United States]	**Various Solid Tumors;** SoC with LSTA1 or placebo	Phase 2a (BOLSTER)	Assess LSTA1 safety and effectiveness in several tumor types in a placebo-controlled trial (Proof-of-Concept)
KUCC/Lisata [United States]	**Pancreatic, Colon & Appendiceal Cancers;** LSTA1 + FOLFIRINOX + panitumumab*	Phase 1b/2a (CENDIFOX)	Tumor immuno-profiling pre- & post- treatment and LSTA1 effectiveness assessment in combination with chemo and an EGFR inhibitor (open label)
Qilu [China]	**First-line mPDAC;** Gemcitabine/nab-paclitaxel + LSTA1	Phase 1b/2a	Assess safety, PK and therapeutic effect of LSTA1 in Chinese patients (open label)
WARPNINE/Lisata [Australia]	**Locally advanced non-resectable PDAC;** Durvalumab/gemcitabine/nab-paclitaxel + LSTA1	Phase 1b/2a (iLSTA)	Assess LSTA1 safety and effectiveness in combination with IO & Chemo in locally advanced PDAC; determine if inoperable tumors can become operable (open label)
WARPNINE/Lisata [Australia]	**Locally advanced non-resectable Gastroesophageal (GE) adenocarcinoma;** Nivolumab + FFX + LSTA1	Phase 1b/2a (iGoLSTA)	Assess LSTA1 safety and effectiveness in combination with IO & chemo in locally advanced GE AdenoCa; determine if inoperable tumors can become operable (open label)

**Panitumumab may be added for colorectal or appendiceal patients without Ras mutation*

34

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Tartu University/Lisata [Estonia] First-line Glioblastoma Multiforme; Temozolomide ± LSTA1 Phase 2a Assess LSTA1 safety and effectiveness in additional tumor type (GBM) a in placebo- controlled trial UCSD/Columbia University/Lisata [United States] Peritoneal Carcinomatosis LSTA+HIPEC intraoperatively Phase 1b/2a Assess safety and intraoperative tumor penetration of HIPEC in combination with LSTA1 (open label) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + LSTA1 Phase 2b Continue development of LSTA1 in China (placebo controlled) Roche/Lisata [Multi-national] First-line mPDAC; Gemcitabine/nab-paclitaxel/LSTA1 ± atezolizumab Phase 1b/2 (MORPHEUS) Assess LSTA1 safety and effectiveness in combination with SoC chemotherapy & immunotherapy (controlled trial) 35 LSTA1 capital efficient development plan; shared costs & selective geography Appendix

Sponsor/Partner  Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trials Centre at the University of Sydney  Lisata funded (LSTA eligible for ~43% rebate on all qualified R&D expenses in AUS) Objective  Corroborate Phase 1b results in a placebo-controlled study  Determine if a second dose of LSTA1 further improves patient outcomes Design  Phase 2b randomized, double-blind study in mPDAC testing gemcitabine + nab-paclitaxel SoC with one of two LSTA1 dose regimens or placebo Study Size  158 subjects (~30 sites in Australia and New Zealand) Endpoints  Primary: Progression Free Survival  Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate Timing  Enrollment completed December 2023  Earliest possible data 2024 ASCEND: Phase 2b, blinded, randomized trial in mPDAC 36 Appendix

R INTERVENTION Arm (N=60) • Nab-paclitaxel 125 mg/m2 IV • LSTA1 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days CONTROL Arm (N=30) • Nab-paclitaxel 125 mg/m2 IV • Matching LSTA1 Placebo IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=40) • Nab-paclitaxel 125 mg/m2 IV • LSTA1 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV • LSTA1 3.2 mg/kg IV 4 hours later Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=20) • Nab-paclitaxel 125 mg/m2 IV • Matching LSTA1 Placebo IV • Gemcitabine 1000 mg/m2 IV • Matching Placebo LSTA1 IV 4 hours later Dose on days 1, 8, 15 every 28 days R R Cohort A Cohort B 1:1 2:1 2:1 One dose of LSTA1 assessed Two doses of LSTA1 assessed Endpoints • Progression Free Survival (PFS) • ORR • OS • Safety • QoL • Exploratory Endpoints • Sponsor/Partner: AGITG in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney • LSTA funded • Timing: Enrollment completed December 2023; Earliest possible data 2024Phase 2b randomized, double- blind study in mPDAC testing gemcitabine + nab-paclitaxel (SoC) with two LSTA1 dose regimens or placebo ASCEND: Phase 2b, blinded, randomized trial in mPDAC Appendix 37

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of LSTA1 added to SoC in Chinese patients with mPDAC Design  Phase 1b/2a open-label study in advanced mPDAC patients of Chinese ethnicity testing SoC chemotherapy (gemcitabine + Qilu-produced nab-paclitaxel) in combination with LSTA1 Study Size  50 subjects (~15 sites) Endpoints  Primary: AEs, SAEs, Objective Response Rate, Duration of Response, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters Timing  Preliminary data expected 1H23 Appendix 38 Phase 1b/2a open-label trial in mPDAC in China

7 Day Safety Evaluation LSTA1 1.6 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Confirm Eligibility Informed Consent Extension Stage mPDAC 1.6 mg/kg LSTA1 Day 1 Phase 1b/2a study evaluating the safety, pharmacokinetics, and preliminary efficacy of LSTA1 for injection in Chinese patients with advanced metastatic pancreatic ductal adenocarcinoma mPDAC 3.2 mg/kg LSTA1 Day 1 7 Day Safety Evaluation LSTA1 3.2 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Phase 1b N=3 N=3 Phase 2 Extension N=10-12 N=10-12 N=30-50 Disease Progression Response rates PFS OS Safety • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Preliminary data expected 1H23 *Qilu produced Phase 1b/2a open-label trial in mPDAC in China Appendix 39

Sponsor/Partner  University of Kansas Medical Center (Investigator initiated trial in U.S.)  KUCC funded; Lisata provides LSTA1 Objective  Evaluate the safety and therapeutic effect of LSTA1 in combination with neoadjuvant FOLFIRINOX-based therapies and an EGFR inhibitor for the treatment of pancreatic, colon and appendiceal cancers and determine immuno-profiling in tumor pre- & post- treatment Design  Phase 1b/2a open-label study in resectable pancreatic, colon with oligo metastases and appendiceal with peritoneal metastases cancers testing SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies) with LSTA1 ± panitumumab Study Size  50 subjects (20 PDAC, 15 colon and 15 appendiceal) Endpoints  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate Timing  Enrollment completion target 4Q23  Data readouts possible throughout 2023 with complete results expected 2024 CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers Appendix 40

Appendix

CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

- **Sponsor/Partner:** University of Kansas Medical Center (ITT)
- **KUCC funded:** Lisata provides LSTA1
- **Timing:** Enrollment completion target 4Q23; data readouts possible throughout 2023; complete results expected 2024

Phase 1b/2a open-label trial of LSTA1 in combination with neoadjuvant FOLFIRINOX based therapies in pancreatic, colon and appendiceal cancers (CENDIFOX)

COHORT 1
Resectable and borderline resectable PDAC

COHORT 2
Colon and appendiceal cancer with peritoneal mets

COHORT 3
Colon cancer with oligo metastatic disease

→ Tissue immune profiling

Biopsy if archival tissue not available

→ **FOLFIRINOX**
X
3 Cycles

(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)

→ Repeat Biopsy ~72 hours after C3D1 tx

Tissue immune profiling

→ **FOLFIRINOX**
(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)
+
LSTA1
X
3, 6, or 9 Cycles

→ Surgery

→ **Resume**
Standard of Care

Key Objectives:
- Pathological response
- Immune response pre- & post-treatment
- PFS, OS

41

Sponsor/Partner  Lisata (U.S.) Objective  Evaluate the preliminary efficacy, safety and tolerability of LSTA1 in combination with standards of care in subjects with advanced solid tumors Design  Phase 2 randomized, double-blind, placebo-controlled, proof-of-concept trial in 2nd line head and neck SCC and 1st line cholangiocarcinoma testing corresponding SoC with LSTA1 or placebo Study Size  80 (40 per tumor type split 1:1 SoC + LSTA1 or SoC + placebo) Endpoints  Primary: OS  Secondary: Safety, ORR, PFS Timing  Trial initiation target: 2Q23  Enrollment commenced September 2023 BOLSTER: Phase 2 blinded, randomized PoC trial in various cancers Appendix 42

Appendix

BOLSTER: Phase 2 blinded, randomized PoC trial in various cancers

Phase 2a, double-blind, placebo-controlled, multi-center, randomized study evaluating LSTA1 when added to standard of care (SoC) versus standard of care alone in subjects with advanced solid tumors

- Sponsor: Lisata
- Timing: Trial initiation target 2Q23


Confirm Eligibility
Informed Consent
2nd line HNSCC
(after failure on first line IO)
N=20
R
N=20
72-hour run-in without SoC
LSTA1 + paclitaxel
Dosed every 21 days
Placebo + paclitaxel
1st line Cholangio-carcinoma CCA
N=20
R
N=20
72-hour run-in without SoC
LSTA1 + cisplatin/gemcitabine/durvalumab
Dosed on Days 1, 8 every 21 days X 8 cycles
Placebo + cisplatin/gemcitabine/durvalumab
Disease Progression
Response rates
Safety
Survival Analysis

43

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Further evaluate safety and therapeutic efficacy of LSTA1 when added to SoC in Chinese patients with mPDAC Design  Phase 2b, double-blind, placebo-controlled, randomized study evaluating LSTA1 + SoC (Qilu-produced nab-paclitaxel and gemcitabine) vs. placebo + SoC Study Size  TBD Endpoints  Objective response rate, progression free survival, overall survival  Safety Timing  Trial initiation target 1Q24 Appendix 44 Phase 2 blinded, placebo-controlled trial in mPDAC in China

Days 1, 8, 15 and every 28 days Disease Progression Response rates PFS Safety Gemcitabine + Qilu produced nab-paclitaxel + LSTA1 3.2 mg/kg Confirm Eligibility Informed Consent 1:1 Survival AnalysismPDAC R Gemcitabine + Qilu produced nab-paclitaxel + placebo N=TBD N=TBD Phase 2b, double-blind, placebo-controlled, randomized, study evaluating LSTA1 when added to standard of care (nab-paclitaxel and gemcitabine) vs. standard of care alone and placebo in Chinese subjects with mPDAC • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Trial initiation target 4Q23 Phase 2 blinded, placebo-controlled trial in mPDAC in China Appendix 45

Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate safety and therapeutic effect of LSTA1 in combination with IO & Chemo in locally advanced non-resectable pancreatic ductal adenocarcinoma (PDAC); determine if inoperable tumors can become operable Design  Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced non-resectable pancreatic adenocarcinoma Study Size  Up to N=35 Endpoints  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Trial initiation target 2Q23  Enrollment commenced April 2023 Appendix 46 iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Appendix

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in *locally advanced non-resectable* pancreatic ductal adenocarcinoma

Randomize

Cohort 1
Gemcitabine + nab-paclitaxel + Placebo LSTA1 + Placebo durvalumab
N=5

Cohort 2
Gemcitabine + nab-paclitaxel + LSTA1 + Placebo durvalumab
N=5

Cohort 3
Gemcitabine + nab-paclitaxel + LSTA1 + durvalumab
N=up to 20

Cohort 4
Gemcitabine + nab-paclitaxel + durvalumab + Placebo LSTA1
N=5

12 weeks

8 weeks tumor burden assessments until 24 months or recurrence

EUS Biopsy
Screening

Primary Endpoint

EUS & Biopsy
At weeks 12-16

12 month
Follow-up

24 months
Follow-up completion

Tumor burden assessment at screening, cycle 2, and then 8-weekly thereafter. Patients are treated with 28-day cycles until surgery, definitive radiotherapy, unacceptable toxicity, progression or death
Endpoints: safety, DLT, ORR, PFS, OS, DoR, immune profiling

- **Sponsor:** WARPNINE, Inc. - funding trial
- **Timing:** Trial initiation target 2Q23

47

Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate LSTA1 safety & therapeutic effect in combination neoadjuvant chemo in operable gastroesophageal (GE) cancers.  Evaluate LSTA1 safety and therapeutic effect in combination with immunotherapy and chemotherapy for advanced non-resectable GE cancers Design  Phase 1b/2a proof-of-concept, two cohort, 6 arm safety and early efficacy study of LSTA1 in combination with chemo as treatment in resectable GE cancers as well as in combination with chemotherapy and immunotherapy in advanced non-resectable GE cancers Study Size  N=40 (20 per cohort) Endpoints  Safety and tolerability  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Trial initiation target 3Q23 Appendix 48 iGoLSTA: Phase 1b/2a trial in operable/inoperable GEC with chemo & IO

Appendix

iGoLSTA: Phase 1b/2a trial in operable/inoperable GEC with chemo & IO

Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with chemotherapy and immunotherapy in *resectable* and *locally advanced non-resectable* gastroesophageal cancers


Gastro-Esophageal Cancers
Operable Neo-adjuvant
Locally Advanced
Biopsy at Screening
N=10 mFOLFIRINOX + LSTA1
N=5 mFOLFIRINOX
N=5 FLOT
N=10 NALIFIROX + Nivolumab + LSTA1
N=5 NALIFIROX + Nivolumab
N=5 mFOLFIRINOX + Nivolumab
PET CT every 8 weeks
Surgery after 8 cycles
16 weeks
Biopsy
Every 8-week tumor assessment until progression

49

Sponsor/Partner  Tartu University Hospital (Investigator initiated trial in Estonia)  Lisata providing study drug and funding trial Objective  Evaluate safety, tolerability, and therapeutic effect of LSTA1 in combination with standard- of-care (temozolomide) in patients with previously untreated Glioblastoma Multiforme Design  Phase 2a proof-of-concept, double-blind, placebo-controlled, randomized study evaluating LSTA1 when added to standard of care (temozolomide) versus SoC and placebo in subjects with newly diagnosed Glioblastoma Multiforme (GBM) Study Size  N=40 Endpoints  Safety, tolerability  ORR, PFS, OS, disease control rate Timing  Trial initiation target 3Q23  Enrollment commenced December 2023 Appendix 50 Phase 2a trial of LSTA1 with SoC in first-line GBM

Appendix

Phase 2a trial of LSTA1 with SoC in first-line in GBM

Phase 2a proof-of-concept double-blind, placebo-controlled, randomized, proof-of-concept study evaluating LSTA1 when added to standard of care (temozolomide) versus temozolomide and matching LSTA1 placebo in subjects with newly diagnosed GBM

- <u>Sponsor:</u> Tartu University Hospital; Estonia
- <u>Funding:</u> Lisata
- <u>Timing:</u> Trial initiation target 3Q23


Confirm Eligibility
Informed Consent
Newly Diagnosed GBM
1:1
R
N=20
N=20
72-hour Run-in without SoC
Temodar® + LSTA1
Days 1, 2, 3, 4, 5 and every 28 days for 6 cycles
Temodar® + LSTA1 matching placebo
Disease Progression
Response rates
Safety
Survival Analysis

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